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                                                                   EXHIBIT 10.1


                                  May 27, 1997




C. L. Haslam, Esq.
4620 Sedgwick Street, N.W.
Washington, DC  20016

Dear Mr. Haslam:

         KRUG International Corp. ("Corporation") hereby offers to amend
Section 2 of the Employment Agreement dated May 17, 1996 between you and the Corporation to increase your monthly salary to $16,000, effective June 1, 1997.

         If this is agreeable to you, please sign the enclosed copy of this letter and return it to me.


                                            Very truly yours,

                                            KRUG International Corp.


                                            By  /s/ James J. Mulligan
                                                -----------------------------
                                                        Secretary



Agreed:


/s/ C. L. Haslam
---------------------------------
C. L. Haslam